Exhibit 99.1

Accendra Health Names Kenneth Gardner-Smith as President and Chief Executive Officer to Lead the Company’s Next Chapter of Growth

Gardner-Smith to Succeed Ed Pesicka Following Previously Announced Retirement

Company Announces Scott Lloyd as Chief Commercial Officer

Richmond, VA – September 17, 2026 – Accendra Health, Inc. (NYSE: ACH) (the “Company”) today named Kenneth Gardner-Smith as the Company’s next President and Chief Executive Officer. Gardner-Smith, who has served on the Company’s Board of Directors since March 2022, is expected to assume the role early in the fourth quarter 2026. He will succeed Edward A. Pesicka, who announced his intent to retire in August.

Gardner-Smith brings deep experience running large-scale patient care operations and guiding transformations. He currently serves as Chief Executive Officer of Veritas Veterinary Partners, a national specialty and emergency veterinary platform, where he spearheaded a strategy reset and executive rebuild that delivered double-digit average quarterly revenue growth and significant margin expansion throughout his tenure since 2024. Prior to that, Gardner-Smith served in a variety of operating roles over 13 years at DaVita, including nine years as a senior P&L owner managing $1.5 billion in operations and most recently as a senior executive, where he supported teams across more than 3,000 facilities in 13 countries.

Gardner-Smith has been part of the Board’s long-term executive succession planning for several years, having been identified as a potential successor soon after joining the Board. He was selected following a comprehensive search process that considered both internal and external candidates. The Board is confident that Gardner-Smith is the optimal leader to guide Accendra Health into its next chapter. He brings a combination of attributes uniquely well-suited to this moment: the operating experience of an outside healthcare executive, paired with the firsthand knowledge of the Company’s strategy, culture, and people. Gardner-Smith was also involved in the Board’s annual strategic planning process and will leverage his strong track record to execute on key initiatives that accelerate growth in higher-margin categories, enhance operating efficiency, and drive continued investment in the business.

“We are thrilled to welcome Kenny as Accendra Health’s next President and Chief Executive Officer,” said Mark Beck, Chair of Accendra Health's Board of Directors. “Kenny brings more than 15 years of operating leadership in reimbursement-driven healthcare and deep knowledge of our strategy and operations, making him the Board’s unanimous choice to lead Accendra Health. I look forward to partnering closely with him and the leadership team to build on the steps the Company has taken in the past year and deliver on the significant opportunities ahead.”

Beck continued, “On behalf of the Board, I want to thank Ed Pesicka for his more than seven years of leadership. Thanks to his efforts, Kenny inherits a strong foundation with enhanced financial flexibility to pursue greater efficiency and growth.”

“I’m proud to lead Accendra Health as we enter this next chapter,” said Kenneth Gardner-Smith, incoming President and Chief Executive Officer. “Having served on the Board since 2022, I’ve had a front-row seat to Accendra Health’s transformation into a pure-play home-based care company. My priority now is to build on our progress and invest in the business to drive long-term growth and stability, all while keeping patients, providers, and partners at the center of everything we do. I’m confident we have the right strategy to get there, and I'm looking forward to building on Ed's legacy alongside the team.”

Pesicka will remain in his role of President and CEO until Gardner-Smith assumes the role, at which point he will also retire from the Board of Directors, as previously announced. He will continue to serve as an advisor to Gardner-Smith and the leadership team to ensure a smooth transition. Importantly, the Company expects no disruption to its operations or its ability to serve patients, providers, and partners throughout the transition.

Gardner-Smith will continue to serve on the Accendra Health Board of Directors and the Board’s Executive Committee as a non-independent director and will step down from his roles on the Our People & Culture and Audit Committees.

Chief Commercial Officer

Accendra Health also today named Scott Lloyd to the role of Chief Commercial Officer, effective October 5, 2026. The Company created the position to bring commercial strategy, sales, and provider and payor partnerships under a single leader, simplifying the commercial structure, instilling greater discipline and accountability, and driving renewed focus on growth as Accendra Health scales as a pure-play home-based care company. Lloyd will report to the Chief Executive Officer and serve on the executive leadership team.

Lloyd brings more than two decades of experience scaling specialty care platforms and building high-retention provider networks. He co-founded and built Extrakare LLC, a durable medical equipment company, giving him firsthand experience in the home medical equipment market that Accendra Health serves. Lloyd joins Accendra Health from Evergreen Nephrology, a national value-based kidney care platform, where he most recently served as Chief Development and Strategy Officer. He will work closely with Gardner-Smith to pair commercial execution with operating discipline, strengthening the Company's provider and payor relationships.

Safe Harbor

This release is intended to be disclosure through methods reasonably designed to provide broad, non-exclusionary distribution to the public in compliance with the SEC’s Fair Disclosure Regulation. This release contains certain “forward looking” statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the statements in this release regarding our future prospects and performance, including our expectations with respect to our financial performance, our 2026 financial results, our expectations regarding the performance of our business following the completion of the sale of the Products & Healthcare Services business, our cost saving initiatives, future indebtedness and growth, industry trends, as well as statements related to our expectations regarding the performance of our business, including our ability to address macro and market conditions. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Investors should refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 20, 2026, including the section captioned “Item 1A. Risk Factors,” as applicable, and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K filed with or furnished to the SEC, for a discussion of certain known risk factors that could cause the Company’s actual results to differ materially from its current estimates. These filings are available at www.accendrahealth.com. Given these risks and uncertainties, the Company can give no assurance that any forward-looking statements will, in fact, transpire and, therefore, cautions investors not to place undue reliance on them. The Company specifically disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise.

About Accendra Health

Accendra Health, Inc. (NYSE: ACH) is a leading nationwide provider of products, technology, and services that support health beyond the hospital for millions of people each year. We connect patients, providers, and insurers, delivering innovative solutions that help promote better health outcomes and improve quality of life for people living with chronic, complex health conditions. Backed by the industry-leading expertise of our Apria and Byram brands, Accendra Health is reimagining the future of home-based care. To learn more about our broad portfolio of essentials for diabetes, sleep health, wound care, respiratory care, urology, and ostomy, visit www.accendrahealth.com.

ACH-CORP

ACH-IR

Contacts

Investors
Will Parrish
Vice President, Strategy, Corporate Development, & Investor Relations
Investor.Relations@accendra.com

Media
Darla Turner
media@accendra.com